Exhibit 99.1

Comerica Incorporated Investor Meetings May 2008 Beth Acton Chief Financial Officer Tony Magdowski Global Capital Markets Paul Burdiss Treasurer

2 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica’s management based on information known to Comerica’s management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes related to the headquarters relocation or to its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica’s strategies and business models, management’s ability to maintain and expand customer relationships, changes in customer borrowing, repayment, investment and deposit practices, management’s ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, the automotive production industry and the real estate business lines, the anticipated performance of any new banking centers, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic, political or industry conditions and related credit and market conditions, and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Legal

3 Our Strategy To deliver attractive returns to our shareholders over time by: • Exporting our expertise to higher growth markets • Continuing investments to achieve balance amongst our businesses • Building and enhancing customer relationships • Improving risk management processes • Holding ourselves accountable Strategic Overview

4 Comerica: A Brief Overview Among the top 20 bank holding companies in the U.S. Largest headquartered bank in Texas $67 billion in assets at March 31, 2008 Founded over 150 years ago Major markets include: Relationship banking focus is prime differentiator Key focus on superior risk management and credit quality Solid capital position, investing in our future Committed to providing long term value to our shareholders • California • Arizona • Michigan • Texas • Florida Corporate Overview

5 Relocation of Corporate Headquarters to Dallas Smooth transition Under budget Accelerating growth in Texas Expect to maintain leadership position in Michigan Corporate Overview

6 Better Positioned to Navigate the Storm Most current banking industry volatility issues largely outside business model No asset-backed commercial paper or SIVs created by Comerica No subprime mortgage programs Minimal residential and consumer loans Risk management culture and sophistication Our Approach Enables Growth Without Distraction Core deposit growth*: geographic diversification accelerated Strong loan growth: geographic and business sector diversification Focus on superior product diversification/increasing fee income Multiple funding sources and solid capital position Corporate Overview *Excludes Finance/Institutional CDs, and Financial Services Division balances

7 Agenda Funding & Capital Risk Management 2007 and First Quarter 2008 Highlights

8 Increasing Investment Securities Portfolio Consists primarily of AAA mortgage backed Freddie Mac and Fannie Mae securities Average life of 3.7 years* Increase in portfolio lowers net interest margin Assists in managing interest rate risk $ in millions * At March 31, 2008 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 1Q07 2Q07 3Q07 4Q07 1Q08 6.50% 8.00% 9.50% 11.00% 12.50% 14.00% Average Investment Securities Available-for-Sale % of Average Earning Assets Funding & Capital

9 Multiple Funding Sources Solid core deposit growth Moody’s reaffirmed A1 rating and stable outlook in March 2008 Federal Home Loan Bank of Dallas • Joined February 2008 • $2.0 billion advanced with five year term • Multi billion dollar funding capacity Tapping into Repo market Funding & Capital Funding Sources Short-term / Wholesale 17% Interest-bearing Deposits 42% Noninterest-bearing Deposits 17% Medium- and Long-term Debt 16% Equity 8% In addition to the funding sources above, Comerica maintains untapped capacity to borrow at the Federal Reserve, including the discount window and the Term Auction Facility

10 Short-term assets, solid core deposits, and staggered wholesale funding maturity profile lead to strong liquidity position Enhanced crisis liquidity modeling allows variation in duration and severity of liquidity events, aiding with contingency planning Medium & Long Term Debt Debt Profile by Maturity (as of 3/31/08) 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Sub-Debt Bullet Senior Debt (MTN) FHLB Funding & Capital

11 Solid Capital Position Funding & Capital Solid capital position, particularly relative to our Peer Group* Greater contribution of common equity and lower level of preferred capital means more capacity for cost-effective Tier 1 Capital Tangible Common Equity / Tangible Assets consistently above Peer Group* Tier 1 Common Capital Ratio** of 6.71% within target range of 6.50% - 7.50% 39 consecutive years of dividend increases *Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION **Tier 1 Common = (Tier 1 Capital – Preferred Stock) / Risk-adjusted Assets; estimated at 3/31/08

12 Solid Capital Structure Funding & Capital Comerica Peer Banks* Tier 1 Capital Composition at 12/31/07 Common Equity 91% Common Equity 79% Preferred 9% Preferred 21% *Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION

13 5.00% 6.00% 7.00% 8.00% 9.00% 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/2008 Comerica Peer Group Median** Capital Ratio Strength *Tier 1 Common = (Tier 1 Capital – Preferred Stock) / Risk-adjusted Assets; estimated at 3/31/08 **Peer Group consists of: BBT, FITB, HBAN, KEY, MI, MTB, NCC, PNC, RF, STI, UB, USB, ZION Funding & Capital 5.00% 6.00% 7.00% 8.00% 9.00% 12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/2008 Tier 1 Common Capital Ratio* Tangible Equity / Tangible Assets Ratio

14 Dominion Moody's Bond Standard Investors Fitch Rating & Poor's Service Ratings Service Comerica Incorporated - Long Term - Senior A A2 A+ A - Short Term A-1 P-1 F1 R-1 (Low) Ratings Outlook Stable Stable Stable Stable Comerica Bank - Long Term - Senior A+ A1 A+ A (High) - Short Term A-1 P-1 F1 R-1 (Mid) Ratings Outlook Stable Stable Stable Stable Funding & Capital Stable Debt Ratings As of March 31, 2008

15 Agenda Funding & Capital Risk Management 2007 and First Quarter 2008 Highlights

16 How Comerica Delivers Credit Risk Management Risk Management Continuous review of policies Quantitatively based risk models Credit Loss Forecasting model Migration studies Independent Asset Quality Review function Highly effective Special Asset Group

17 Credit Quality 0.49% 0.83% 1.07% Nonperforming assets to total loans and foreclosed property 1.04% 1.10% 1.16% Allowance for loan losses to total loans 0.16% 0.16% 0.50% 0.25% 0.85% 0.31% Net credit-related* charge-offs to average total loans • Excluding CRE Line of Business 229% 138% 112% Allowance for loan losses to nonperforming loans 1Q07 4Q07 1Q08 * Includes net loan charge-offs and net charge-offs on lending-related commitments Risk Management

18 Private Banking $7MM 1% Small Business Banking $50MM 9% Commercial Real Estate $383MM 71% Middle Market $78MM 15% Other Business Lines $20MM 4% Granular Nonaccrual Loans March 31, 2008: $538 million By Line of Business 47% of nonaccrual loans located in the Western market Average write-down to nonaccrual loans: 31% Granularity of commercial nonaccrual loans: 0 0 Over $25M 360 $536 Total 13 202 $10 – $25M 22 156 $5 – $10M 325 $178 Under $5M # of Relationships Outstanding Risk Management March 31, 2008 period-end balances in $millions

19 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% UB USB PNC MTB* BBT CMA ZION RF KEY MI* STI NCC FITB HBAN Total Comerica: 1.07% Comerica Non-CRE: 0.34%, Comerica CRE: 0.73% Peer Group Average: 1.46% Nonperforming Assets to Total Loans and Foreclosed Property At March 31, 2008 Source: company reports; CRE: Commercial Real Estate * Represents ratio of nonperforming loans to total loans Nonperforming Assets Comparison Risk Management

20 Texas $5MM Western $66MM Midwest $28MM Florida $10MM International $1MM Texas $3MM Western $22MM Midwest $37MM Other Markets $1MM Net Loan Charge-offs by Geography 1Q08: $110 million 4Q07: $63 million $ in millions Risk Management

21 Commercial Real Estate Loan Portfolio Commercial Mortgages* $1.4B 9% Real Estate Construction* $4.1B 28% Primarily Owner Occupied Commercial Mortgages $9.5B 63% 1Q08: $15.0 billion 1Q08 averages in $billions *Included in Commercial Real Estate line of business Commercial Real Estate line of business: Loan outstandings grew in TX and Mortgage Banking (1Q08 vs 4Q07) Nonaccrual loans of $383 million Loans over $2 million transferred to nonaccrual totaled $233 million Net loan charge-offs of $75 million Risk Management

22 Land Carry $0.7B 14% Land Development $0.7B 13% Single Family $1.5B 27% Retail $0.8B 14% Multi-family $0.7B 12% Commercial $0.3B 5% Office $0.4B 8% Multi-use $0.4B 7% Texas $1.0B 18% Michigan $0.9B 16% Western $2.5B 45% Florida $0.6B 11% Other Markets $0.5B 10% Commercial Real Estate Line of Business March 31, 2008 Loan Outstandings: $5.5 billion* By Project Type By Geography March 31, 2008 balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix * Excludes $1.5B in Commercial Real Estate line of business loans not secured by real estate Risk Management

23 Western Market Commercial Real Estate Line of Business Smaller local developers 41% of total nonaccrual loans ($217 million) 100% of net loan charge-offs in Western CRE ($58 million) Entire portfolio transferred to Special Assets Group March 31, 2008: $2.5 billion March 31, 2008 balances in $billions * Based on location of booking office; 50% Southern CA, 35% Northern CA CA Local RRE* $0.8B CA Local Residential Real Estate Developer Portfolio: Risk Management

24 Texas $2MM Western $58MM Midwest $14MM Florida $1MM Other Markets $1MM Western $9MM Midwest $26MM Commercial Real Estate Line of Business Net Loan Charge-offs 1Q08: $75 million 4Q07: $36 million $ in millions Risk Management

25 Automotive Manufacturer Exposure Declining 12/06 12/07 2/08 Exposure: Dealer $ 7.4 $ 7.3 $ 7.4 Other Automotive: - Domestic Ownership $ 2.9 $ 2.6 $ 2.5 - Foreign Ownership 1.3 1.1 1.1 Total Other Automotive $ 4.2 $ 3.7 $3.6 Outstandings: Dealer $ 5.6 $ 5.4 $ 5.4 Other Automotive: - Domestic Ownership $ 1.7 $ 1.4 $ 1.4 - Foreign Ownership 0.5 0.4 0.4 Total Other Automotive $ 2.2 $ 1.8 $ 1.8 $39 $20 $17 $16 $16 $0 $20 $40 $60 Millions 1Q07 2Q07 3Q07 4Q07 1Q08 Other Automotive Nonaccrual Loans $7 ($6) ($0) ($0) $0 -$10 -$5 $0 $5 $10 Millions 1Q07 2Q07 3Q07 4Q07 1Q08 Other Automotive Net Credit-related Charge-offs (Recoveries) Period-end in $billions Exposure includes committed and discretionary facilities (undrawn and outstanding) Risk Management

26 Franchise Distribution* Toyota / Lexus 22% Honda / Acura 19% Ford 13% General Motors 8% Nissan / Infinity 7% Mercedes 6% Chrysler 5% Other European 5% Other Asian 5% Other** 10% 1Q08 Average Loans Outstanding: $5.2 billion Midwest $0.8B 16% Western $3.2B 63% Texas $0.3B 5% Florida $0.5B 9% Geographic Dispersion $ in billions * Franchise distribution based on March 31, 2008 period-end outstandings ** “Other” includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Diversified National Dealer Services Business Other Markets $0.4B 7% Risk Management

27 Liquidity Risk Management Approach to funding and liquidity management is to assess the maturity profile of our asset base in light of our core deposit experience, and then stagger the wholesale funding maturity profile appropriately to maintain a strong liquidity position. Investment portfolio supports liquidity objectives. Management tools, such as dynamic crisis liquidity scenario modeling, facilitates ongoing liquidity assessment. Interest Rate Risk Management Short-term interest rate risk as measured through net interest income simulation is modestly asset sensitive at March 31, 2008. Guideline is to limit the adverse change in net interest income to 4% of the base for a 200 basis point interest rate shock ramped over a 12 month period. Interest sensitivity is regularly modeled in a variety of potential interest rate environments, along with hedging alternatives. Interest Rate and Liquidity Risk Risk Management

28 Agenda Funding & Capital Risk Management 2007 and First Quarter 2008 Highlights

29 2007 Full Year Results Annualized average loan growth of 7%* • Texas: 16% • Western: 13% Noninterest income increased 8%** Expenses well controlled Credit quality FY07 FY06 • Net credit-related charge-offs to avg. total loans 31 bps 15 bps • Total net credit-related charge-offs (in millions) $153 $72 • Total provision for credit losses (in millions) $211 $42 Solid capital position 2007 Highlights *Loan growth figures exclude the Financial Services Division **Excluding a $47 million Financial Services Division-related law suit settlement and the $12 million loss on the sale of the Mexican bank charter in 2006 Analysis of full year 2007 compared to full year 2006 • Florida: 11% • Midwest: (1)%

30 Business Bank $1,617MM 56% W&IM $428MM 15% Retail Bank $847MM 29% By Business Segment* 2007 Highlights Midwest $1,334MM 46% Texas $365MM 13% Florida $61MM 2% Other Markets $190MM 6% Int’l $105MM 4% By Market Segment* Western $837MM 29% **Full year 2007 revenues of $2.9 billion from continuing operations (FTE) excluding Finance & Other Businesses; Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Full Year 2007 Revenues: $2.9 Billion

31 2007 Accomplishments Opened 30 new banking centers with overwhelming majority in high growth markets Deposits attributed to banking centers opened since late 2004 total nearly $1.8 billion Introduced retail and wealth management product offerings into high growth markets Named as financial agent for Social Security debit card services program by U.S. Department of Treasury Successfully relocated corporate headquarters to Dallas, TX 2007 Highlights

32 Financial Results $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation $407 $450 $403 Noninterest expenses $203 $230 $237 Noninterest income $23 $108 $159 Provision for loan losses 3.82% 3.43% 3.22% Net interest margin $502 $489 $476 Net interest income 14.86% 9.20% 8.51% Return on equity from continuing operations $1.19 $0.79 $0.73 Diluted EPS $1.19 $0.77 $0.73 Diluted EPS from continuing operations $190 $119 $109 Net Income 1Q07 4Q07 1Q08 1Q08 Highlights

33 First Quarter 2008 Results *Excludes Financial Services Division; Analysis of 1Q08 compared to 4Q07 **CRE: Commercial Real Estate Annualized average loan growth of 10%* • Texas: 14% • Western: 10% • Midwest: 9% Noninterest bearing deposit growth of 12%* Net interest margin of 3.22% Credit quality • Allowance for loan losses to total loans increased to 1.16% • Credit quality concerns primarily focused on CA residential real estate • Net credit-related charge-offs as a percentage of average total loans of 85 bps or 31 bps excluding CRE** Line of Business Solid capital position 1Q08 Highlights

34 Texas $7.7B 15% Western $16.1B 32% Midwest $19.0B 37% Florida $1.9B 4% Int'l $2.2B 4% Other Markets $4.2B 8% Texas $6.4B 14% Western $14.6B 31% Midwest $18.7B 40% Florida $1.6B 3% Int'l $2.1B 4% Other Markets $3.9B 8% Achieving Geographic Loan Growth 1Q08: $51.1 billion* 1Q07: $47.3 billion* *Excludes average Financial Services Division loans of $1.6B in 1Q07 and $0.8B in 1Q08 Geography based on office of origination; Midwest: MI, OH, IL; Western: CA, AZ, NV, CO, WA; Other Markets include markets not separately identified above in addition to businesses with a national perspective Year-over-Year Average Loan Outstandings up 8%* 1Q08 Highlights

35 Global Corp Banking $6.1B 12% Commercial Real Estate $7.0B 14% Middle Market $16.7B 33% Nat'l Dealer Services $5.2B 10% Specialty Businesses** $5.5B 11% Personal Banking $2.1B 4% Small Business Banking $4.2B 8% Private Banking $4.3B 8% Private Banking $3.8B 8% Small Business Banking $4.0B 8% Personal Banking $2.1B 4% Specialty Businesses** $4.5B 10% Nat'l Dealer Services $5.3B 11% Middle Market $15.9B 34% Commercial Real Estate $6.5B 14% Global Corp Banking $5.2B 11% Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 8%* * Excludes average Financial Services Division loans of $1.6B in 1Q07 and $0.8B in 1Q08 ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 1Q08: $51.1 billion* 1Q07: $47.3 billion* 1Q08 Highlights

36 Growing Deposits Total deposits of $44.1 billion Average noninterest-bearing deposits* grew 12% Deposits grew in: • Middle Market • Global Corporate Banking • Technology & Life Sciences • Personal Banking • Private Banking Average core deposits* increased : • 3% in the West • 2% in Texas $ in billions *Excludes Finance/Institutional CDs, and Financial Services Division balances; 1Q08 vs 4Q07 annualized $0 $10 $20 $30 $40 1Q07 2Q07 3Q07 4Q07 1Q08 Noninterest-bearing Customer CDs / Foreign Office Time Savings Deposits Money Market & NOW Average Core Deposits* 1Q08 Highlights

37 Plan to open about 32 new banking centers in 2008, all in high growth markets 30 2 0 12 3 13 2007 3 0 0 0 1 2 3/08 Total 3/08 Full Year 2008 2006 2005 Location of New Banking Centers 32 0 1 12 5 14 18 1 0 7 2 8 9 2 Arizona 420 25 Total 238 1 Michigan 9 3 Florida 79 7 Texas 85 12 California Investing to Accelerate Growth and Balance: Banking Center Expansion 1Q08 Highlights

38 New Banking Center Deposits $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07 3/08 Month Average CAGR: 19 % Personal Banking – 30% Business Bank – 38% Small Business Banking – 15% WIM - 17% Millions 1Q08 Highlights

39 A Leaner, More Efficient Company $45 $48 $51 $54 $57 $60 $63 $66 2003 2004 2005 2006 2007 1Q08 9,500 9,750 10,000 10,250 10,500 10,750 11,000 11,250 Average Assets Headcount (FTE) Headcount (FTE) Ex New Banking Center Employees Declining Headcount Despite Execution of Growth Strategy Headcount Average Assets Expense Control Average assets in $billions; actual headcount (FTE: Full Time Equivalent) data

40 2008 Full Year Outlook Loan growth (excluding the Financial Services Division)*: mid single-digit growth • Texas low double-digit* • West mid to high single-digit* • Midwest low single-digit* Average earning asset growth: in excess of average loan growth Net interest margin: around 3.10% Net credit-related charge-offs: around 75 to 80 bps** Noninterest income*: low single-digit increase Noninterest expense*: low single-digit decrease Effective tax rate: about 28% Tier 1 common ratio: maintain within 6.50-7.50% target range This outlook is provided as of April 29, 2008 * Percentage change over 2007 ** Provision for credit losses exceeding net credit-related charge-offs Full Year Outlook

41 Comerica Strengths Executing a focused, balanced growth strategy Proven relationship banking model Strong franchise in Michigan; growing franchise in markets outside of Midwest Actively managing credit risks Solid capital structure

42 Appendix

43 Lines of Businesses: At a Glance Lending & Leasing Treasury Management International Trade Services Trust Services Private Banking Investment Management Brokerage and Insurance 420 banking centers* 716,000 Personal Banking customers* 95,000 Small Business customers* Call centers, ATMs, Web Banking Competitive advantage: Relationship Banking National Platforms #9 among bank holding companies with the most commercial and industrial loans** Middle Market represents 32% of avg. total loans in 1Q08 Loan growth momentum in Texas and Western markets Sound credit standards Sophisticated credit management tools Focus on solid investment performance Open architecture platform Customized, flexible solutions Efficiency gains 39% of avg. total deposits in 1Q08 Plan to open about 32 new banking centers in 2008, all in high growth markets Not a mass market retail bank Target small businesses, middle market, business owners and the affluent Business Bank Wealth & Institutional Management Retail Bank * At March 31, 2008 ** Source: American Banker Appendix

44 Consumer Loan Portfolio 8% of total outstandings No subprime mortgage programs Self-originated & relationship oriented 1% of total nonaccrual loans Net loan charge-offs of $6 million 1Q08: $4.4 billion 1Q08 averages in $billions (1) Residential mortgages we hold on our balance sheet are primarily associated with our Private Banking customers. The residential mortgages we originate through our banking centers are typically sold to a third party. (2) The “other” category includes automobile, personal watercraft, student and recreational vehicle loans. Consumer Loans – Home Equity $1.6B 37% Consumer Loans – Other (2) $0.9B 19% Residential Mortgage Loans (1) $1.9B 44% Appendix

45 Home Equity Portfolio 76% home equity lines and 24% home equity loans Avg. FICO score of 748 at origination* 83% have CLTV < 80%* Average loan vintage is 3.45 years* Geographic Breakdown Midwest 73% Texas 10% Western 15% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans 1Q08 averages in $billions Geography based on office of origination 1Q08: $1.6 billion Florida 2% Appendix

46 Real Estate Construction Loans: Commercial Real Estate Line of Business 0.2 0.0 -- 0.1 0.0 0.1 Office 0.5 0.1 0.1 0.2 0.0 0.1 Multi-family 0.3 0.0 0.0 0.1 0.0 0.2 Multi-use 0.2 0.0 0.0 0.0 0.1 0.1 Commercial 0.1 -- -- -- -- 0.1 Land Carry $0.4 0.1 0.1 $0.1 Other Markets $4.1 $0.4 $0.9 $0.4 $2.0 TOTAL 0.7 0.1 0.2 0.1 0.2 Retail 0.7 0.0 0.2 0.1 0.3 Land Development $1.4 $0.2 $0.1 $0.1 $0.9 Single Family TOTAL Florida Texas Michigan Western March 31, 2008 balances in $billions Geography reflects location of property Appendix

47 Commercial Mortgage Loans: Commercial Real Estate Line of Business 0.1 0.0 0.0 0.0 0.1 0.0 Multi-use 0.2 0.0 0.0 0.0 0.1 0.1 Office 0.1 0.0 0.0 0.0 0.0 0.1 Single Family 0.1 0.0 -- 0.0 0.0 0.1 Commercial 0.2 0.0 0.1 0.0 0.1 0.0 Multi-family $0.1 0.1 $0.0 Other Markets $1.4 $0.2 $0.1 $0.5 $0.5 TOTAL 0.1 0.0 0.0 0.0 0.0 Retail $0.6 $0.1 $0.1 $0.2 $0.2 Land Carry TOTAL Florida Texas Michigan Western Appendix March 31, 2008 balances in $billions Geography reflects location of property

48 Financial Services Division Data 3.91% 3.78% 2.77% FSD Interest-bearing Deposits 0.68% 0.98% 1.12% FSD Loans (Primarily Low-rate) Average Rates $14 $7 $6 Customer Services Noninterest Expenses $1.6 $0.9 $0.8 Total Loans $4.7 $3.2 $3.0 Total Deposits 1.2 1.1 1.1 Interest-bearing $3.5 $2.1 $1.9 Noninterest-bearing Average Balance Sheet 1Q07 4Q07 1Q08 Balance Sheet data in $billions; Noninterest Expense data in $millions 2008 Full Year Outlook: Average noninterest-bearing deposits are expected to be about $1.7 to $1.9 billion Average loans are expected to fluctuate with the level of noninterest-bearing deposits Appendix